As filed with the Securities and Exchange Commission on June 25, 1997.
                                                Registration No. 333-___________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                      -------------------------------------
                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                      -------------------------------------

                              DELTEK SYSTEMS, INC.
           (Exact name of registrant as specified in its charter)

        VIRGINIA                                         54-1252625
(State or Other Jurisdiction of                        (I.R.S. Employer
Incorporation or Organization)                       Identification No.)

                             8380 GREENSBORO DRIVE
                            MCLEAN, VIRGINIA  22102
                                 (703) 734-8606
      (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

        DELTEK SYSTEMS, INC. EMPLOYEE TIME ACCELERATED STOCK OPTION PLAN
                                      AND
              DELTEK SYSTEMS, INC. 1987 EMPLOYEE STOCK OPTION PLAN
                              (Full Title of Plan)

                      -------------------------------------

                               KENNETH E. deLASKI
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              DELTEK SYSTEMS, INC.
                             8280 GREENSBORO DRIVE
                             MCLEAN, VIRGINIA 22102
                                 (703) 734-8606
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                      -------------------------------------
                                   Copies to:
                           Kathleen L. Cerveny, Esq.
                             Robert E. Gregg, Esq.
                              Hazel & Thomas, P.C.
                      3110 Fairview Park Drive, Ste. 1400
                            Falls Church, VA  22042
                                 (703) 641-4200

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [x]

                        CALCULATION OF REGISTRATION FEE

====================================================================================================================================
                                                                    PROPOSED MAXIMUM         PROPOSED MAXIMUM          AMOUNT OF
                                                  AMOUNT TO        AGGREGATE PRICE PER      AGGREGATE OFFERING       REGISTRATION
     TITLE OF SECURITIES TO BE REGISTERED       BE REGISTERED           SHARE (1)                PRICE (1)                FEE
------------------------------------------------------------------------------------------------------------------------------------
 Common Stock, $.001 par value                   679,500 (2)             $16.75                 $11,381,625.00         $3,448.98
 Common Stock, $.001 par value                   679,500 (3)              $ --                     $ --                $ -- (6)
 Common Stock, $.001 per value                   864,750 (4)             $16.75                 $14,484,562.50         $4,389.26
 Common Stock, $.001 per value                   864,750 (5)              $ --                     $ --                $ -- (6)
                                                                                                                       --------
                                                                                                                       $7,838.24
====================================================================================================================================

                                                                (notes overleaf)

(1) Calculated in accordance with Rule 457(h) under the Securities Act of 1933, as amended, based upon the closing bid price for the Common Stock on June 19, 1997.

(2) Represents the maximum number of shares as to which options have been granted under the Deltek Systems, Inc. Employee Time Accelerated Stock Option Plan (the "Accelerated Plan"). In addition to such shares, this Registration Statement covers such additional number of shares as may be required by reason of the operation of the antidilution provisions of the Accelerated Plan.

(3) Represents the same shares described in the line above, which may be resold by the holders of shares issued or issuable pursuant to the Accelerated Plan.

(4) Represents the maximum number of shares as to which options have been granted under the 1987 Employee Stock Option Plan (the "1987 Plan"). In addition to such shares, this Registration Statement covers such additional number of shares as may be required by reason of the operation of the antidilution provisions of the 1987 Plan.

(5) Represents the same shares described in the line above, which may be resold by the holders of shares issued or issuable pursuant to the 1987 Plan.

(6) Pursuant to Rule 457(h)(3), no additional fee is payable since these shares, which may be offered for resale, are the same shares being registered hereby upon their initial issuance pursuant to the Accelerated Plan and 1987 Plan, respectively.

                                     PART I

             INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1.  PLAN INFORMATION

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION

         The documents containing the information specified in this Part I will be sent or given to participants in the Deltek Systems, Inc. Employee Time Accelerated Stock Option Plan and to participants in the Deltek Systems, Inc. 1987 Employee Stock Option Plan to which this Registration Statement relates, as specified by Rule 428(b) promulgated under the Securities Act of 1933, as amended, and are not filed as part of this Registration Statement.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents, and any amendments thereto, filed by Deltek Systems, Inc. (the "Company") with the Securities and Exchange Commission are incorporated by reference in this Registration Statement and shall be deemed to be a part hereof from the date of filing such documents.

         (a) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 (File No. 0-22001);

         (b) The Company's Prospectus dated February 25, 1997 filed pursuant to Rule 424(b) under the Act (File No. 333-18247);

         (c) The description of the Common Stock of the Company contained in "Description of Capital Stock" in the Company's Registration Statement on Form S-1 filed on February 24, 1997 (File No. 333-18247); and

         (d) All reports filed by the Company pursuant to Sections 13(a), 13(c) and 15(d) of the Exchange Act subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all of the securities offered hereby have been sold or which deregisters all securities then remaining unsold.

ITEM 4. DESCRIPTION OF SECURITIES.

         Not Applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not Applicable.

ITEM 6.  INDEMNIFICATION OF OFFICERS AND DIRECTORS.

         Section 10 of the Virginia Stock Corporation Act (the "VSCA") allows for indemnification, in certain circumstances, by a corporation of any person threatened with or made a party to any action, suit or proceeding by reason of the fact that he or she is, or was, a director, officer, employee or agent of such corporation. The Registrant's Articles of Incorporation provide for mandatory indemnification of its directors and officers and for discretionary indemnification of any employee or agent to the full extent permitted by the VSCA, including in circumstances in which indemnification is otherwise discretionary under the VSCA. In addition, the Registrant has entered into separate indemnification agreements with its directors and officers setting forth certain procedures and other conditions applicable to claims for indemnification pursuant to the Company's Articles of Incorporation and agreeing, subject to certain limitations, to obtain and maintain directors' and officers' liability insurance coverage for its directors and officers. These indemnification provisions may be sufficiently broad to permit indemnification of the Registrant's officers and directors for liabilities (including reimbursement of expenses incurred) arising under the Securities Act of 1933, as amended.

         INSOFAR AS INDEMNIFICATION FOR LIABILITIES ARISING UNDER THE SECURITIES ACT MAY BE PERMITTED TO DIRECTORS, OFFICERS OR PERSONS CONTROLLING THE COMPANY PURSUANT TO THE FOREGOING PROVISIONS, THE COMPANY HAS BEEN INFORMED THAT IN THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION, SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE SECURITIES ACT AND IS THEREFORE UNENFORCEABLE.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

         Not Applicable.

ITEM 8. EXHIBITS

         5.1     Opinion of Hazel & Thomas, P.C.

         10.1    Employee Time Accelerated Stock Option Plan filed as Exhibit
                 10.2 to the Registrant's Registration Statement on Form S-1 (No. 333-18247) and incorporated herein by reference.

         10.2 1987 Employee Stock Option Plan filed as Exhibit 10.1 to the Registrant's Registration Statement on Form S-1 (No. 333-18247) and incorporated herein by reference.

         23(a)   Consent of Arthur Andersen L.L.P.

         23(c)   Consent of Counsel included in Exhibit 5.1.

ITEM 9. UNDERTAKINGS

         The undersigned Registrant hereby undertakes:

         A.      Rule 415 Offering.

         1. To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                 (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933.

                 (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement.

                 (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

         2. That, for the purpose of determining any liability under the Securities Act of 1993, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         B.      Subsequent Exchange Act Documents Incorporated by Reference:

         The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1993, each filing of the issuer's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act, and each filing of the Purchase Plan's annual report pursuant to
Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         C.      Indemnification.

         1. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer, or controlling person of the Company in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of McLean, State of Virginia, on June 24, 1997.

                                         DELTEK SYSTEMS, INC.


                                         By:      /s/ Kenneth E. deLaski
                                                 ------------------------------
                                                 Kenneth E. deLaski, President
                                                 and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated.

Signature                                  Title                                     Date
/s/ Kenneth E. deLaski                     President, Chief Executive                June 24, 1997
----------------------------------         Officer and Director
Kenneth E. deLaski                         (Principal Executive Officer)

/s/ Donald deLaski                         Chairman of the Board of                  June 24, 1997
----------------------------------         Directors and Treasurer
Donald deLaski

/s/ Alan R. Stewart                        Chief Financial Officer                   June 24, 1997
----------------------------------         and Secretary
Alan R. Stewart                            (Principal Financial and
                                            Accounting Officer)

/s/ Robert E. Gregg                        Director                                  June 24, 1997
----------------------------------
Robert E. Gregg

/s/ Darrell J. Oyer                        Director                                  June 24, 1997
----------------------------------
Darrell J. Oyer

/s/ Charles W. Stein                       Director                                  June 24, 1997
----------------------------------
Charles W. Stein

                               INDEX TO EXHIBITS

Exhibit No.      Title of Exhibit                                                              Page No.
----------       ----------------                                                              --------
5.1              Opinion of Hazel & Thomas, P.C.

10.1             Employee Time Accelerated Stock Option Plan filed as Exhibit 10.2 to the Registrant's Registration Statement on Form S-1
                 (No. 333-18247) and incorporated herein by reference.

10.2             1987 Employee Stock Option Plan filed as Exhibit 10.1 to the Registrant's
                 Registration Statement on Form S-1 (No. 333-18247) and incorporated herein by reference.

23(a)            Consent of Arthur Andersen L.L.P.

23(c)            Consent of Counsel included in Exhibit 5.1.